Exhibit 99.1

Applied Therapeutics Corporate Presentation February 2022

This presentation is made by Applied Therapeutics, Inc.(the “Company”). Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any director, employee, agent, or adviser of the Company. This presentation does not purport to be all- inclusive or to contain all of the information you may desire. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the Company's securities, nor shall there be any sale of the Company's securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Various statements in this presentation concerning the Company’s future expectations, plans and prospects, including without limitation, the Company’s current expectations regarding its strategy, its product candidate selection and development timing, its management team capabilities, and the ability of the Company’s product candidates to have a clinically meaningful effect on the target patient populations, constitute forward-looking statements. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” the negative of these and other similar expressions are intended to identify such forward looking statements. Such statements, based as they are on the current analysis and expectations of management, inherently involve numerous risks and uncertainties, known and unknown, many of which are beyond the Company’s control. Such risks include, but are not limited to: the impact of general economic conditions, general conditions in the biopharmaceutical industries, changes in the global and regional regulatory environments in the jurisdictions in which the Company does or plans to do business, market volatility, fluctuations in costs and changes to the competitive environment. Consequently, actual future results may differ materially from the anticipated results expressed in the forward-looking statements. In the case of forward-looking statements regarding investigational product candidates and continuing further development efforts, specific risks which could cause actual results to differ materially from the Company’s current analysis and expectations include: failure to demonstrate the safety, tolerability and efficacy of our product candidates; final and quality controlled verification of data and the related analyses; the expense and uncertainty of obtaining regulatory approval, including from the U.S. Food and Drug Administration and European Medicines Agency; the possibility of having to conduct additional clinical trials and our reliance on third parties such as our licensors and collaboration partners regarding our suite of technologies and product candidates. Further, even if regulatory approval is obtained, biopharmaceutical products are generally subject to stringent on-going governmental regulation, challenges in gaining market acceptance and competition. These risks and uncertainties are described more fully under the caption ”Risk Factors” in the Company’s filings with the Securities and Exchange Commission. Other risks and uncertainties of which the Company is not currently aware may also affect Company’s forward-looking statements. The reader should not place undue reliance on any forward-looking statements included in this presentation. These statements speak only as of the date made and the Company is under no obligation and disavows any obligation to update or revise such statements as a result of any event, circumstances or otherwise, unless required by applicable legislation or regulation. 2 Disclaimer

3 Applying Science to Transform Lives Our mission is to create transformative, life-changing treatments for patients who desperately need them Targeting pathways with known roles in pathogenesis Novel compounds with improved potency/selectivity SCIENCE Clinical efficacy confirmed via biomarkers Pursuing expedited regulatory pathways Fatal or debilitating diseases with no approved therapies Limited / no competition DEVELOPMENT MARKET

Innovative Pipeline with Near-Term Milestones

Compound	Preclinical	Phase 1	Phase 2	Phase 3	Dosing	Target Tissue	Milestones	WW Rights
ALDOSE REDUCTASE FRANCHISE								
AT-007	Galactosemia				QD Oral	CNS	Positive adult and pediatric biomarker data; pediatric Phase 3 outcomes trial ongoing	
AT-007	SORD Deficiency				Oral	CNS	Positive pilot study data; Phase 3 registrational trial ongoing	
AT-007	PMM2-CDG				Oral	CNS	Phase 2 ready; Expanded Access open	
AT-001	Diabetic Cardiomyopathy				BID Oral	Systemic	Ph 3 registrational trial initiated in Q3 2019; data expected 2023	
AT-001	Diabetic Peripheral Neuropathy				Oral	Peripheral Nerve	Sub-study embedded in DbCM Ph 3 trial	
AT-003	Diabetic Retinopathy				Oral	Retina	Ph 1 expected 2022	
PI3 KINASE FRANCHISE								
AT-104	PTCL, CTCL, TALL†				SC / Oral	Selective δ/γ inhibitor	Proof of concept preclinical	

†Peripheral T-cell lymphoma, cutaneous T-cell lymphoma and T-cell acute lymphoblastic leukemia

APPLIED THERAPEUTICS

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ALDOSE REDUCTASE Aldose Reductase is an enzyme implicated in multiple metabolic diseases First and rate limiting enzyme in the polyol pathway – an alternative metabolic pathway activated under stress Converts sugar to reduced sugar alcohols, which are toxic Prior attempts to inhibit Aldose Reductase were hindered by lack of selectivity and off-target tox issues 5 Aldose Reductase Inhibitor Overview Leads to cell death through osmotic dysregulation, reactive oxygen species formation, and energy deficiencies sugar alcohol Normal Metabolism Energy polyol pathway activation Osmotic stress Oxidative damage Energy depletion Cell death Applied Therapeutics’ compounds are 1,000 X more potent than “old” ARIs and highly selective; no off-target inhibition of aldehyde reductase sugar sugar

AT-007: Blockbuster Opportunity with Late-Stage Programs in 2 Rare Diseases with High Unmet Need and No Approved Treatments

Galactosemia

- Positive adult and pediatric biomarker data
- Orphan Drug Designation
- Pediatric Rare Disease Designation
- Fast-Track Designation
- **Phase 3 pediatric outcomes study ongoing; powered for statistical significance at 18 months**

SORD Deficiency

- Preclinical proof of concept
- Positive pilot study results in SORD patients
- **Phase 3 study ongoing**
- **Biomarker data expected H2 2022; potential for accelerated approval**

~7,000 patients in US + EU in each indication (14,000 total)

Near-term revenue opportunity with Composition of Matter patent exclusivity through 2037

- Validated mechanism of action
- US payer feedback supports pricing/coverage
- Strong patient, caregiver, HCP interest
- Convenient, once-daily oral dosing
- Favorable safety and tolerability profile
- Small commercial footprint needed
- Commercialization prep underway
- Low cost of goods; oral suspension

APPLIED THERAPEUTICS

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AT-001: Potential First Therapy in Diabetic Cardiomyopathy, a Highly Prevalent Disease with Blockbuster Potential

Diabetic Cardiomyopathy

- Heart Failure affecting ~20% of diabetics
- Positive proof of concept in Phase 1/2
- ARISE-HF global Phase 3 trial ongoing; data expected 2023
- No drugs approved; potential first disease-modifying treatment in DbCM

DbCM potential market ~6M patients US; 5M EU5

Diabetic Peripheral Neuropathy

- Affects >30% of diabetics
- Proof of concept with "old" ARIs
- Phase 2 sub-study embedded in ARISE-HF DbCM Phase 3
- Although pain drugs are approved for symptomatic treatment, no disease-modifying treatments exist; Potential first disease-modifying treatment in DPN

DPN potential market ~9M patients US; 7M EU5

- Validated mechanism of action
- Demonstrated proof of concept
- Patent exclusivity through 2031
- Convenient, twice-daily oral dosing
- Favorable safety and tolerability profile
- Strong KOL support
- Low cost of goods; oral capsules
- Payer feedback supports pricing on par with Entresto / SGLTs

APPLIED THERAPEUTICS
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AT-007 GALACTOSEMIA Positive adult & pediatric biomarker data Pediatric Ph 3 clinical outcomes study ongoing • Orphan Drug Designation • Pediatric Rare Disease Designation (PRV) • Fast-Track Designation

Galactosemia is a Rare Metabolic Disease With No Approved Therapies and Significant Unmet Need Disease Overview • Rare autosomal recessive metabolic disease caused by deficiencies in the GALT or GALK enzymes • Patients are unable to metabolize the simple sugar galactose, which is found in foods but also synthesized endogenously by the body • Results in long-term CNS complications including speech, cognition, behavior and motor skills deficiencies; ovarian insufficiency in females • Progressively worsens with age Standard of Care/ Diagnosis • No approved therapies to treat Galactosemia • Mandatory newborn screening in US and most EU countries • Galactose-restricted diet implemented immediately after birth and adhered to for life • Dietary restriction prevents newborn fatalities but does not prevent long-term CNS complications due to endogenous galactose production by the body • Patients are primarily seen by metabolic geneticists Mechanism of Disease • People with Galactosemia are unable to metabolize galactose, which accumulates in cells and tissues • At abnormally high levels, galactose becomes a substrate for Aldose Reductase, which converts galactose to a toxic and aberrant metabolite, galactitol • Galactitol is highly toxic (especially to neurons) and causes redox derangement, cell death • Plasma galactitol level correlates with severity of disease Market Size / Opportunity • $1.25B+ WW peak sales potential (US, EU28, JP) • Known prevalent and addressable population (~3K US, ~7K WW) • Small commercial footprint focused on KOLs at Centers of Excellence • Strong patient community engagement • Payer feedback supports access/pricing • Composition of matter IP through 2037 Data on file: Symphony Claims Data, Feb. 2017-Jan. 2021. Phytila et al. JIMD Rep. 2015; 15: 79–93. Burgard et al. Report on the practices of newborn screening for rare disorders. 2011. Swaiman et al. Pediatric Neurology. 2018.

10 In Vitro Pediatric Phase 1-2 Pediatric Phase 3 • Aldose Reductase inhibition: 1,000X greater potency • Selectivity: no off-target aldehyde reductase inhibition Animal Model • Prevents CNS complications (learning/ cognition) and cataracts in a rat model of Classic Galactosemia • Decreases toxic galactitol formation without compensatory increase in galactose or Gal-1p • Safe and well tolerated in healthy volunteers • Decreased plasma galactitol levels in adults with Galactosemia 46% (p<0.01) vs. placebo • Galactitol level at baseline correlates with severity of disease (p=0.004); strong mechanistic support • Safe and well tolerated • 40% reduction in galactitol (p<0.001) vs. placebo AT-007 Has Demonstrated Effectiveness In Vitro, In Vivo, and in Phase 1/2 Clinical Trials; Registrational Study Readout 2023 Adult Phase 1/2 • Phase 3 clinical outcomes study ongoing (composite of speech, cognition, behavior, motor skills)

Deficiency in GALT or GALK Leads to Inability to Metabolize Galactose; AR Converts Excess Galactose to Toxic Galactitol Energy Production GALK GALT NORMAL METABOLISM Classic Galactosemia GALK Deficiency ALDOSE REDUCTASE galactitol toxic accumulation of galactitol galactitol no natural enzyme to metabolize galactitol galactitol GALACTOSEMIA 11 • CNS Complications: o Speech Deficiencies o Cognition/ Learning/ IQ/ Memory o Behavior/ Psychiatric o Motor Skills (Tremor, Ataxia) o Seizures • Other Complications: o Ovarian Insufficiency o Cataracts galactose Gal-1p Glucose-1-P AR = Aldose Reductase

Natural History: Galactosemia is a Progressive Disease that Worsens with Age; Disease Severity Correlates with Plasma Galactitol Level

Natural history of disease demonstrates progressive worsening with age



Speech
Cognition
Behavior
Motor Skills
Average
Below Avg
Severe

Baseline galactitol level correlates with severity of clinical functional outcomes



Speech
Cognition
Behavior
Motor Skills
Average
Below Avg
Severe

Plasma Galactitol Level Correlates with Overall Disease Severity*



p=0.004
Composite Severity Score
Baseline Galactitol (ng/ml)
0
500
1000
1500
2000
2500
3000

*Overall severity based on composite score comprised of 4 CNS quadrants

No correlation observed between Gal-1p and disease severity

APPLIED THERAPEUTICS

Abstract eP011: Progressive Worsening of Central Nervous System Phenotype in Children with Classic Galactosemia: a Cross-Sectional Analysis; ACMG 2021 conference; Perfetti R et al. Galactitol Level is a Predictor of Disease Severity in Children with Classic Galactosemia on Galactose Restricted Diet. Poster presented at: International Congress Inborn Errors of Metabolism Annual Meeting; November 21-23, 2021; Sydney, Australia.

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In a Rat Model of Galactosemia, AT-007 Significantly Reduced Toxic Galactitol Levels in All Target Tissues and Normalized the CNS Phenotype Wild Type GALT null placebo GALT null AT-007 0 4 8 12 16 20 Liver Brain Plasma Galactitol (Toxic Metabolite) pmol PRE-CLINICAL 0 10 20 30 40 1 2 3 4 Time (sec) Water Maze Latency * AT-007 treatment normalized CNS outcomes on both water maze and rotarod * AT-007 treatment decreased galactitol levels in liver, brain and plasma; no compensatory increase in galactose or Gal-1p Wild Type GALT null placebo GALT null AT-007 Galactose 0 4 8 12 16 20 24 28 32 Gal-1P 0 0.2 0.4 0.6 0.8 1 Liver Brain p<0.01 GALT null placebo vs WT & AT-007-treatment *

AT-007 Significantly Reduced Galactitol Levels in the Galactosemia Adult Phase 1/2 Study (ACTION-Galactosemia); Safe and Well-Tolerated Single Ascending Dose (n=40) Multiple Ascending Dose (n=40, 7 days) 5 mg/kg single dose 5 mg/kg 27 Days Daily Dosing (n=4) Adult Galactosemia Patients Healthy Volunteers Placebo Single dose Placebo 27 Days Daily Dosing (n=6) 20 mg/kg Single dose 20mg/kg 27 Days Daily Dosing (n=4) 40 mg/kg* Single dose 40mg/kg 27 Days Daily Dosing (n=4) 14 Adult Phase 1/2 Study Design Safety • Favorable safety and tolerability in core study and 3-month extension Pharmacokinetics/ Pharmacodynamics • 20mg/kg dose selected as optimal dose • PK supports once-daily dosing • Rapid, sustained and significant reduction in plasma galactitol • Galactitol reduction in the brain demonstrated by MR Spectroscopy • No compensatory increase in galactose or Gal-1p -1600 -1400 -1200 -1000 -800 -600 -400 -200 0 PBO 5mg/kg 20 mg/kg 40 mg/kg Plasma Galactitol (ng/ml) Maximum Galactitol Reduction vs. Baseline Galactitol Reduction vs. Baseline (Individual Patient Values) Long-term Extension p<

Pediatric Study

AT-007 Significantly Reduced Galactitol Levels in the ACTION-Galactosemia Kids Pediatric Registrational Clinical Study

PK/PD Dose Range Finding & Biomarker Data

Long-Term Clinical Outcomes

Screening/ Baseline Randomization to Active or Placebo

AT-007 Dose Escalation

Biomarker Assessment of Galactitol

Clinical Outcomes Assessed Every 6 Months by Firewalled Committee

Placebo

Placebo cross to active once treatment effect on outcomes is demonstrated

Baseline Clinical Outcomes

Significant Reduction in Galactitol in Children Aged 2-17 with Weight-Based Dosing

Weight Group	AT-007 Dose (QD)	% Reduction From Baseline
>40kg	15mg/kg	38.29%
20-40kg	20mg/kg	41.43%
<20kg	30mg/kg	39.83%
All groups	**15-30mg/kg**	**40.19% (p<0.001)**

- Safe and well tolerated
- No compensatory increase in galactose or Gal-1p

Primary Endpoint:
Global Assessment of Change - Composite of 4 CNS quadrants

Speech	Cognition	Behavior	Motor
OWLS 2	NIH Toolbox Cognition Battery	Vineland Adaptive Behavior Scale	NIH Toolbox Motor Battery

Secondary Endpoints:
Global Impression of Change; SARA; Archimedes Spiral Drawing; BASC
(each assessed independently)

APPLIED THERAPEUTICS

15 No compensatory increase in galactose or Gal-1p

Commercial Preparations On-Track for U.S. Galactosemia Launch 16 U.S. Map of Galactosemia KOL Medical Genetics Centers of Excellence (COEs)* Commercialization Preparations Support an Optimized Launch at Approval • Sales force segmentation, targeting and territory mapping completed; focused on Medical Geneticists • Claims Data Analysis supports US market size of ~3K patients • Cross-functional brand plan in place to drive access, awareness, trial, usage of AT-007 upon approval • Market research shows strong HCP, patient interest for treatment • Single-source Specialty Pharmacy and Hub selected and ready to begin infrastructure build • Payer research indicates access/coverage at launch with rare-disease level pricing * >90% of KOLs are Medical Geneticists; Pediatricians comprise majority of remaining KOLs MD Details Galactosemia KOL Mapping Report, 2020

Award Winning DSA Campaign Performance Reflects Underlying Strong Demand for Galactosemia Education and Treatment 17 Awards Engaging the Galactosemia Community through Social 35,000+ post views 537 Facebook followers Support and Education at Galactosemia.com 100,000+ website visitors Sharing the Galactosemia Story via 2D & 3D MOD Videos 48,000+ complete video views // 80,000+ high valued engagements Metrics as of December 2021; DSA = Disease State Awareness

AT-007 SORD DEFICIENCY Preclinical proof of concept demonstrated Positive pilot study completed Registrational Phase 2/3 study ongoing • Orphan Drug Designation

SORD Deficiency is a Rare Neurological Disease with No Approved Therapies and High Unmet Need Disease Overview • Sorbitol Dehydrogenase Deficiency (SORD Deficiency) is a progressive, debilitating hereditary neuropathy that affects peripheral nerves and motor neurons, resulting in significant disability, loss of sensory function and decreased mobility • Autosomal recessive genetic disease, caused by mutations in the SORD gene resulting in loss of SORD enzyme function • Average age of onset is 17 years old Standard of Care/ Diagnosis • No approved therapies to treat SORD Deficiency • Genetic testing commercially available (GeneDx) • Prior to 2020, patients were diagnosed symptomatically as CMT2 or dHMN; new screening efforts are quickly re- categorizing CMT2/dHMN patients with SORD • Primarily treated by neurologists/ neuromuscular specialists at Inherited Neuropathy Consortium (INC) Centers of Excellence Mechanism of Disease • Patients with SORD Deficiency are unable to metabolize sorbitol • Aldose Reductase converts glucose to sorbitol, which then accumulates at up to 100X normal levels in patients with SORD Deficiency • Sorbitol is toxic to cells (especially neurons), resulting in osmotic stress, redox derangement and energetic destabilization Market Size/ Opportunity • $1.9B+ WW peak sales potential, $1.2B+ in US • ~3,300 individuals in the US with SORD Deficiency; 7,000 US+EU combined • Small commercial footprint focused on KOLs at COEs • Strong patient community engagement • Payer feedback supports access/pricing • Composition of matter IP through 2037; IP covering ARI treatment of SORD Deficiency through 2040 CMT2 = Charcot-Marie-Tooth Type 2; dHMN = distal Hereditary Motor Neuropathy; COE = Centers of Excellence; ARI = Aldose Reductase Inhibitor

20 In Vitro Pilot Study Phase 3 • Aldose Reductase inhibition: 1,000X greater potency • Selectivity: no off-target aldehyde reductase inhibition Animal Model • Prevents oxidative stress, neuronal degeneration and mobility phenotype in drosophila SORD model • Safe and well tolerated in healthy volunteers • 66% reduction in sorbitol vs. baseline in 8 patients with SORD Deficiency (open label) • Favorable safety and tolerability AT-007 Has Demonstrated Effectiveness In Vitro, In Vivo, and in a SORD Pilot Study; Phase 3 Biomarker Data Expected in 2022; Outcomes 2023 Phase 1 Healthy Volunteer • Phase 3 registrational study ongoing; biomarkers at 3 months (H2 2022) and MRI/clinical outcomes at 12 months (2023) Cell Data • Reduces sorbitol levels in cultured fibroblasts and motor neurons from SORD Deficiency patients

21 Aldose Reductase Inhibition Addresses the Underlying Cause of SORD Neuropathy by Preventing Conversion of Glucose to Sorbitol sorbitol Hexokinase Pathway ALDOSE REDUCTASE Energy polyol pathway AT-007 • People with SORD Deficiency are missing the SORD enzyme, which follows Aldose Reductase in the polyol pathway o As a result, people with SORD Deficiency are unable to metabolize sorbitol o Sorbitol accumulates in blood, cells and tissues at very high levels o High toxic sorbitol levels result in cell death and tissue degeneration, leading to neuropathy SORD Fructose Energy Production sorbitol sorbitol sorbitol glucose glucose

22 AT-007 Treatment Reduces Sorbitol Levels in SORD Patient Cells; Prevents CNS Phenotype in a Drosophila SORD Deficiency Model • Cultured fibroblasts from SORD patients accumulate sorbitol levels up to 100X higher than healthy controls • Treatment with AT-007 in culture significantly reduced sorbitol levels sorbitol (ng/ug protein) Oral presentation Peripheral Nerve Society Annual meeting 2021: Pre-Clinical Treatment Studies of SORD Neuropathy with Novel Aldose Reductase Inhibitor (Rebelo et al) 0 1000 2000 3000 4000 5000 Sorbitol Reduction in Patient Fibroblasts with AT-007 Treatment Healthy Control SORD Vehicle SORD 100uM AT-007 (48h) SORD 100uM AT-007 (96h) AT-007 Prevents the SORD Disease Phenotype in Drosophila SORD mutant flies treated with vehicle (DMSO) or 20ug/ml AT-007 in food for 40 days after eclosion (DAE) AT-007 treatment completely prevented neuronal degeneration in SORD mutant flies, as visualized by the presence vacuolar structures p<0.001

AT-007 Significantly Reduced Sorbitol in Patients with SORD Deficiency in 30-Day Open-Label Pilot Trial 23 Mean baseline sorbitol level was ~38,000ng/ml; individual % reduction from baseline noted above green bar Pilot open-label study data in 8 SORD patients demonstrated 66% mean reduction in sorbitol (range 54%-75%) sorbitol (ng/ml) 0 5000 10000 15000 20000 25000 30000 35000 40000 45000 50000 1 2 3 4 5 6 7 8 Sorbitol Level Baseline vs. AT-007 Treatment Baseline AT-007 20mg/kg once-daily Safety • AT-007 safe and well tolerated; no SAEs Pharmacokinetics/ Pharmacodynamics • Rapid and sustained reduction in sorbitol • No compensatory increase in glucose level ↓ 65% ↓ 59% ↓ 67% ↓ 75% ↓ 66% ↓ 67% ↓ 69% ↓ 54%

PHASE 2/3

SORD Neuropathy Phase 2/3 Registrational Study (INSPIRE)

Double-Blind, Randomized, Placebo-Controlled Multi-Center Study in ~50 SORD Patients ≥16 years old

PART A:
Biomarker Efficacy

PART B:
Clinical Outcomes Benefit

Baseline Clinical Outcomes & Sorbitol; Randomization to Active or Placebo (2:1)

Primary Biomarker Efficacy: Reduction in sorbitol vs. baseline at 3 months
Additional Biomarker: NFL reduction at 3 months

CMT-FOM lower limb domain
Muscle MRI
CMT-HI (patient reported outcome)

Placebo cross to active once treatment effect on outcomes is demonstrated

Placebo

3 Month
Biomarker Readout
(Sorbitol & NFL)
expected H2 2022

12 Month
Interim Assessment
expected H2 2023

24 Month
Clinical Outcomes
(Final Assessment)
expected H2 2024

Global clinical sites: US, EU, UK

*CMT-FOM lower limb domain includes: 10m walk/run; timed stairs; timed up-and-go

APPLIED THERAPEUTICS

CMT = Charcot-Marie-Tooth, FOM = Functional Outcomes Measure, HI = Health Index, MRI = Magnetic Resonance Imaging

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25 Inherited Neuropathy Consortium Centers of Excellence and Global CMT Registries Exist to Support Trial Enrollment & Treatment Cedars-Sinai Medical Center, LA Stanford University, Palo Alto University of Colorado Massachusetts General Hospital, Boston Connecticut Children’s Medical Center University of Minnesota University of Iowa, Iowa City Wayne State University, Detroit Johns Hopkins University, Baltimore University of Pennsylvania School of Medicine, Philadelphia Children’s Hospital of Philadelphia University of Rochester University of Miami University of Miami HIGH Biorepository Nemours Children's Clinic Centers participating in INSPIRE Phase 2/3 trial www.rarediseasesnetwork.org/cms/inc/centers#CSMC.

26 Aldose Reductase Inhibition Improves PMM2 Activity AT-007 Granted Orphan & Pediatric Rare Disease Designation for PMM2-CDG; Single-Patient IND Open – Phase 2 Ready sorbitol glucose Normal Metabolism ALDOSE REDUCTASE Protein Glycosylation polyol pathway activation AT-007 • AR inhibition blocks the polyol pathway, restoring glucose flow through normal metabolic pathways o Promotes proper balance of precursor sugars necessary for protein glycosylation o Results in increased PMM2 activity and protein glycosylation glucose % Increase in PMM2 Activity (50nM AT - 007 vs. Untreated) 0 10 20 30 40 50 60 70 80 F183S; R141H R141H; P113L R141H; N216I R141H; F119L R141H; F68C AT-007 Treatment Increases PMM2 Activity in a Wide Range of Mutations PMM2-CDG†, is an ultra-rare mutation of the PMM2 gene (phosphomannomutase) which results in loss of PMM2 protein function and systemic deficient glycosylation of proteins, disrupting the function of critical tissues and organs Sorbitol is a biomarker of PMM2-CDG severity PMM2-CDG High unmet need with no approved therapies; ~1K cases WW, 20% infant mortality Program has received Orphan Designation and Pediatric Rare Disease Designation from FDA

AT-001 DIABETIC CARDIOMYOPATHY Phase 1/2 pilot study completed Registrational Phase 3 study ongoing

Diabetic Cardiomyopathy is a Form of Heart Failure Affecting ~20% of Diabetics; Significant Unmet Need with No Approved Treatments Disease Overview • Form of Heart Failure (Stage B) causing structural cardiac damage and resulting in decreased cardiac functional capacity • Affects ~20% of diabetics • Diagnosed by echocardiogram or elevated cardiac biomarkers (NTproBNP or troponin) Standard of Care • No approved therapies to treat DbCM or prevent progression to overt heart failure/ death • Once DbCM patients have developed overt HF, they are eligible for standard HF therapies in addition to standard diabetes treatments Mechanism of Disease • Hyperactivation of the polyol pathway is a key underlying mechanism in DbCM • Aldose Reductase activation causes intracellular sorbitol accumulation, osmotic stress, cell death, generation of ROS and impaired cardiac energetics • Previous AR inhibitors demonstrated clinical efficacy, but were associated with off-target safety signals due to lack of selectivity Market Size/ Opportunity • Blockbuster potential • Addressable population of ~6M patients US, 5M in EU5 • Anticipated pricing in line with Entresto & SGLT2s • Composition of matter IP through 2031 Brownlee M. Diabetes Care. 2005;54(6):1615-1625; Miki T, et al. Heart Fail Rev. 2013;18(2):149-166.

DbCM: Mechanism of Disease


glucose
Normal Metabolism
Energy
polyol pathway activation
glucose
ALDOSE REDUCTASE
sorbitol
AT-001
Osmotic stress
Oxidative damage
Energy depletion
Cell death

Both Type 1 and Type 2 diabetes results in hyperglycemia; the polyol pathway is then hyperactivated to rid the body of the excess glucose

Aldose Reductase, the first and rate limiting enzyme in the polyol pathway, converts this glucose into sorbitol and eventually fructose

Excess sorbitol and fructose cause several downstream processes that result in cell death, including osmotic dysregulation and ROS formation

AR activation also detracts glucose from the energy efficient hexokinase/glycolytic pathway, resulting in less energy production for cardiomyocytes

This results in heart fibrosis, a “hardening” of the heart muscle, which means it cannot effectively pump blood to the rest of the body

APPLIED THERAPEUTICS

Brownlee M. Diabetes Care. 2005;54(6):1615-1625; Miki T, et al. Heart Fail Rev. 2013;18(2):149-166.

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Diabetic Cardiomyopathy is a Form of Stage B Heart Failure

Stage	Description	Functional Capacity (Peak VO_2)	NTproBNP (Cardiac Stress Biomarker)
Diabetes Stage A Heart Failure	• Metabolic derangement of the myocardium due to diabetes	~28 ml/kg/min	0-5 pg/ml (normal range)
DbCM Stage B Heart Failure	• Cardiac structural abnormalities (LVH, GLS, LAE, E/e') • Early symptoms of DbCM; noticeable impact on activities • Impaired functional capacity (~75% normal)	≤20 ml/kg/min	6-300 pg/ml
Stage C Heart Failure	• Overt Heart Failure • HFpEF or HFrEF • Significant impact on daily activities	10-15 ml/kg/min	300-1,000 pg/ml
Stage D Heart Failure	• Refractory Heart Failure requiring specialized interventions (e.g. LV Assist Device) • Inability to complete daily activities		>1,000 pg/ml

<75% predicted normal

<50% predicted normal

- ~24% of DbCM patients progress to overt heart failure or death within 1.5 years
- 37% within 5 years

APPLIED THERAPEUTICS

Kosmala et al, JACC VOL. 65, NO.3, 2015; Swank et al. Circ HF 2012; Wang et al. JACC: Cardiovasc Imaging 2018; From et al. JACC 2010

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31 In Vitro Cell Culture Phase 1/2 Phase 3 Study • Aldose Reductase inhibition: 1,000X greater potency • Selectivity: no off-target aldehyde reductase inhibition Prevents ROS formation, mitochondrial dysfunction and senescence in cells in culture Animal Model Improves cardiac energetics and prevents cardiac functional abnormalities in a DbCM mouse model • Normalizes sorbitol (PD biomarker) to healthy volunteer levels in patients with T2DM • Reduces levels of cardiac stress biomarker (NT-proBNP) • Safe/ well tolerated • Ongoing global registrational study ARISE-HF • Primary endpoint Peak VO2 at 15 months; expected 2023 AT-001 Has Demonstrated Effectiveness In Vitro, In Vivo, and in Phase 1/2 Clinical Trials; Registrational Study Readout Expected 2023

32 Poster # 632: “Addressing safety and specificity with aldose reductase inhibition: development of AT-001 for diabetic cardiomyopathy” 56th Annual Meeting of the European Association for the Study of Diabetes (EASD) Sept 2020 In Vitro: AT-001 Provides Greater Potency and Improved Target Selectivity vs. “Old” Aldose Reductase Inhibitors 0 20 40 60 80 100 0.1nM 1nM 10nM 100nM 1uM 10uM 100uM % Aldose Reductase Inhibition Inhibitor Concentration (AT-001 or zopolrestat) Aldose Reductase Inhibition 0 10 20 30 40 50 0.1uM 1 uM 10 uM 50 uM 100 uM % Aldehyde Reductase Inhibition Inhibitor Concentration (AT-001 or zopolrestat) Aldehyde Reductase Inhibitory Activity PRE-CLINICAL AT-001 demonstrated improved IC50 and IC90 vs. zopolrestat Unlike zopolrestrat, AT-001 does not inhibit Aldehyde Reductase AT-001 zopolrestat AT-001 zopolrestat Data based on In Vitro Enzyme Inhibition & Cultured Hepatocytes Compoun d IC50 MTD in animals Tissue Penetration (in rats) Systemic/ Heart Nerve Retina CNS AT-001 30pM >2,000mg/kg ✓ ✓ ✓ X zopolrestat 10nM 100mg/kg ✓ ✓ XX zopolrestat Inhibition of Aldose Reductase Clinical Efficacy Inhibition of Aldehyde Reductase (Off-Target) Hepatotoxicity AT-001 Selective Inhibition of Aldose Reductase Clinical Efficacy Applied Therapeutics’ AT-001 was developed to selectively inhibit Aldose Reductase with 1,000X greater potency and without off-target inhibition of Aldehyde Reductase2

Dihydroethidium(DHE) staining for cytosolic reactive oxygen species HG HG + AT001 D H E HG-NHK cells exposed to 25mM glucose for 48hrs HG + AT001 - cells treated with 0.18nM AT001 along with above mentioned HG exposure Cytosolic reactive oxygen species attenuated by AT 001 in skin cells treated with high glucose MitoSOX staining for Mitochondrial reactive oxygen species M i t o S O X HG 48hrs HG 48hrs + AT001 HG-NHK cells exposed to 25mM glucose for 48hrs HG + AT001 - cells treated with 0.18nM AT001 along with above mentioned HG exposure Mitochondrial reactive oxygen species attenuated by AT 001 in skin cells treated with high glucose 33 Poster #629: “AT-001 a new aldose reductase inhibitor with improved selectivity and specificity protects from cellular damage” 56th Annual Meeting of the European Association for the Study of Diabetes (EASD) Sept 2020 AT-001 Treatment Prevents Reactive Oxygen Species Generation, Mitochondrial Stress & Cell Aging Caused by High Glucose Exposure %SA - β - galactosidase positive of Total cells 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 Veh HG AT-001 HG + AT-001 Quantitation of Cell Senescence Via SA-β-gal Staining HG- NHK cells exposed to 25mM glucose (high glucose) for 48hrs HG + AT-001 - cells treated with 0.18nM AT-001 along with above mentioned HG exposure • In patients with diabetes, metabolism of glucose through the polyol pathway results in generation of Reactive Oxygen Species (ROS), which has been identified as a key mediator of tissue damage and causal in diabetic complications. Selective inhibition of AR reduces oxidative stress and mitigates these complications. • AT-001 prevents the production and accumulation of ROS as assessed by both DHE quantitation and MitoSOXTM staining, demonstrating effective reduction of oxidative damage in the cytosol and mitochondria of cells. • Evaluation of cellular aging via SA-β-gal staining showed less senescence in cells exposed to high glucose in the presence of AT-001 Dihydroethidium (DHE) Staining for Cytosolic ROS MitoSOX™ Staining for Mitochondrial ROS PRE-CLINICAL

34 METHODS & EXPERIMENTAL DESIGN 60% High-Fat Diet Week Mouse euthanized & heart extracted for isolated working heart perfusion Echo Echo AT-001 (20 mg/kg daily) C57BL/6J hAR-Tg 8 weeks old Streptozotocin (75 mg/kg) To assess left-ventricular function and wall dimensions hAR-Tg: human Aldose Reductase overexpressing transgenic mice 0 4 10 7 AT-001 Prevents Abnormal Cardiac Energy Metabolism and Improves Heart Function in an Animal Model of DbCM • AT-001 treatment prevents cardiac structural and functional abnormalities in a mouse model of DbCM, and normalizes cardiac energetics by shifting cardiac metabolism towards a non-diabetic metabolic state Keshav et al Pharmacological Inhibition of Aldose Reductase by AT-001 Prevents Abnormal Cardiac Energy Metabolism and Improves Heart Function in an Animal Model of Diabetic Cardiomyopathy, AHA 2020 µ mol/min/g.dr y wt Cardiac Efficiency (Oxygen Consumption) 0 50 25 75 vehicle AT-001 Glucose Oxidation nmol/min/g.dry wt 0 300 150 450 vehicle AT-001 nmol/min/g.dry wt Palmitate Oxidation 0 500 1,000 1,500 vehicle AT-001 0 50 25 75 1.0 0.5 1.5 2.0 E/E’ ratio 0 15 30 45 vehicle AT-001 e’/a’ ratio 0 vehicle AT-001 LVEF (%) vehicle AT-001 LV mass cor. (mg) 0 80 40 120 vehicle AT-001 ** * * * = p<0.01 PRE-CLINICAL

35 Poster, “Phase 1/2 Safety and Proof of Biological Activity Study of AT-001, an Aldose Reductase Inhibitor in Development for Diabetic Cardiomyopathy” American Diabetes Association 79th Scientific Sessions in San Francisco (June 7-11, 2019); Poster “Clinical Assessment of AT-001, an Aldose Reductase Inhibitor in Development for Diabetic Cardiomyopathy: a 28 day proof of concept study” American Heart Association (AHA) Scientific Sessions Phase 1: AT-001 Normalizes Sorbitol, a Biomarker of AR Activity, in Diabetic Patients -60 -40 -20 0 10 20 30 40 AT-001 Dose (mg/kg) Mean % Reduction in Sorbitol From Baseline to C max (2hrs) 0 200 400 600 800 0 3000 6000 9000 12000 0 3 6 9 12 Sorbitol levels (ng/ml) 0 200 400 600 800 0 3 6 9 12 Time (h) AT-001 normalized sorbitol in diabetics to healthy volunteer levels No compensatory increase in glucose level Mean reduction in sorbitol at Day 1 and Day 7: Results are persistent over 1 week of treatment At 40mg/kg patients were normalized to healthy volunteer sorbitol levels, demonstrating complete AR inhibition Rapid release capsule provides sorbitol normalization effects (PD biomarker) through 10-12hrs post-dose at >10mg/kg Includes protection from food-related sorbitol spikes during times of post-prandial hyperglycemia Mean Blood Sorbitol Levels (ng/ml) PHASE 1/2 Sorbitol Reduction by Dose Sorbitol Normalization Over Time Proof of Biological Activity 5mg/kg 20mg/kg Placebo 40mg/kg Day 7 Day 1 Time (h) AT - 001 levels (ng/ml) Sorbitol (whole blood) AT-001 levels Healthy volunteer sorbitol avg. Diabetic patient sorbitol avg.

Phase 2: AT-001 Reduced Levels of NTproBNP Cardiac Stress Biomarker Over 28 Days -50 -40 -30 -20 -10 0 10 % change from baseline to Cmax -25 -20 -15 -10 -5 0 Mean reduction in NTproBNP 0 - 28 days 0 10 20 30 40 50 60 placebo 1000mg TID 1500mg BID Placebo (n=6) 1,000mg TID (n=12) 1,500mg BID (n=12) % patients with reduction >25pg/ml PHASE 1/2 Mean Reduction in NTproBNP Clinical Responder Analysis Sorbitol Normalization Significant sorbitol reduction achieved by both 1,000mg TID and 1,500mg BID AT-001 Higher Cmax achieved with BID slightly beneficial — normalizes sorbitol to healthy volunteer levels Mean reduction in NTproBNP seen over 28 days vs. placebo Mean baseline NTproBNP was 65pg/ml ~50% AT-001 treated patients demonstrated a clinically meaningful reduction in NTproBNP over 28 days >25pg/ml reduction from baseline Placebo (n=6) 1,000mg TID (n=12) 1,500mg BID (n=12) Placebo (n=6) 1,000mg TID (n=12) 1,500mg BID (n=12) 36 Poster “Clinical Assessment of AT-001, an Aldose Reductase Inhibitor in Development for Diabetic Cardiomyopathy: a 28 day proof of concept study” American Heart Association (AHA) Scientific Sessions

DbCM Phase 3 Registrational Study (ARISE-HF) Randomized, Placebo-Controlled Study in DbCM Patients at High Risk of Progression Core Study Efficacy (15 Months) • Primary Endpoint: Functional Capacity (as measured by Peak VO2 change from baseline) Study Population Patients with DbCM at high risk of progression to overt HF n=675 (225/arm) 1:1:1 Randomization Placebo Placebo- controlled Extension: CV death/ hospitalization Twice-daily oral dosing Sufficient for approval Data expected 2023 Post-approval endpoints to support market access Peripheral Neuropathy sub-study built into ARISE-HF 1,000 mg 1,500 mg 37 PHASE 3 27 Month Secondary and Exploratory Analyses • Progression to overt HF • Echo based endpoints • KCCQ • Exploratory cardiac biomarkers

Full Enrollment (Midyear 2022) 15 Month Clinical Outcomes Primary Endpoint Peak VO2 27 Month Clinical Outcomes including morbidity/ mortality DbCM DbCM Phase 3 Key Projected Milestones by Program 38 2022 2023 2024 Full Enrollment Target 3- Month Biomarker Data – Sorbitol & NFL 12 Month Data: Muscle MRI & Clinical Outcomes Interim 24 Month Data Clinical Outcomes SORD Phase 3 SORD 6 Month Clinical Outcomes 12 Month Clinical Outcomes 18 Month Clinical Outcomes Open Label Galactosemia Galactosemia Pediatric Phase 3 Open Label